Exhibit 10.19

                        TERM LOAN AND SECURITY AGREEMENT
                        --------------------------------


         THIS TERM LOAN AND SECURITY AGREEMENT ("Agreement"), dated as of March 15, 2002, is by and between GreatBanc Trust Company, not in its individual or corporate capacity, but solely as Trustee of the Chromcraft Revington, Inc. Employee Stock Ownership Plan Trust (the "Borrower"), a trust established pursuant to the Chromcraft Revington, Inc. Employee Stock Ownership Plan and Chromcraft Revington, Inc., a Delaware corporation (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower is a trust intended to be exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code") and established pursuant to the provisions of the Chromcraft Revington, Inc. Employee Stock Ownership Plan (the "Plan"); and

         WHEREAS, the Plan is intended to constitute an "employee pension benefit plan" within the meaning of Section 3(2)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a "stock bonus plan" within the meaning of Section 401(a) of the Code and an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code; and

         WHEREAS, the Plan has been designated by the Lender, as the sponsor thereof, as an "employee stock ownership plan" and is thus designed to invest primarily in the stock of the Lender, which stock constitutes a "qualifying employer security" as described in Sections 409(1) and 4975(e)(8) of the Code;

         WHEREAS, Article VI of the Plan provides that the Plan may borrow funds to purchase stock of the Lender; and

         WHEREAS, the Plan specifically authorizes the Borrower to obtain loans, the proceeds of which will be utilized by the Borrower to purchase stock of the Lender or to repay a prior loan to the Borrower; and

         WHEREAS, the Lender has obtained a loan from an independent third-party lender ("Front-end Loan") one of the purposes of which is to lend a portion of the proceeds of the Front-end Loan to the Borrower; and

         WHEREAS, the Borrower desires to borrow monies from the Lender ("Loan") to be used exclusively by the Borrower to purchase, directly from a shareholder of Lender, capital stock of the Lender (the "Shares"), primarily for the benefit of the participants in the Plan and their beneficiaries, which borrowing shall be secured by a pledge of all of the Shares of the Lender acquired by the Borrower with the proceeds of the Loan, subject to the release of such Shares from collateral, as provided herein; and

         WHEREAS, it is the intent of the Lender and the Borrower that the Loan constitute an "exempt loan" within the meaning of Section 4975(d)(3) of the Code and Section 54.4975-7(b) of the Excise Tax Regulations promulgated thereunder; and

         WHEREAS, the Lender is willing to lend such monies to the Borrower provided that the Borrower enters into this Agreement and complies with all the terms and conditions stated herein, and grant to the Lender a security interest in the Shares as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    SECTION 1
                                      LOAN

         SECTION 1.1 LOAN. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower, and the Borrower agrees to borrow from the Lender, on or before March 31, 2002, the sum of Twenty Million Dollars ($20,000,000.00) (the "Loan"). The principal of the Loan will be payable in thirty (30) annual installments on December 31 of each year commencing on December 31, 2002 and continuing on each December 31 of each year thereafter; provided, however, that if December 31 in any given year is not a business day, then such annual installment shall be payable on the last business day of December in such year. The first payment on December 31, 2002 including interest as provided herein, shall be in the amount of $1,088,760.00 and the payments on December 31 thereafter shall be in the amount of $1,376,961.50. The Loan shall mature and all unpaid principal and accrued interest shall be due and payable in full on December 31, 2031.

         SECTION 1.2 NOTE. The Loan shall be evidenced by a promissory note (the "Note"), substantially in the form set forth in Exhibit A, dated as of the date of the Loan, payable to the order of the Lender, and in the original principal amount of the Loan.

                                    SECTION 2
                                    INTEREST

         SECTION 2.1 INTEREST. The principal balance of the Loan outstanding from time to time shall bear interest at the rate of Five and 48/100 percent (5.48 %) per annum. The Note may be prepaid at any time in whole or in part without penalty or premium. Any payments hereunder shall be applied first to accrued but unpaid interest, and then to the outstanding principal balance. Prepayments shall be applied in inverse order of maturity.


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

         SECTION 2.2 BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a 365-day year.

         SECTION 2.3 INTEREST PAYMENT DATES. Interest on the outstanding balance of the Loan shall be included in the payments payable on the last business day of each December commencing on December 31, 2002.

                                    SECTION 3
                            PAYMENTS AND PREPAYMENTS.

         Payments and prepayments of principal and interest shall be made in immediately available funds to the Lender at its executive office at 1100 North Washington Street, Delphi, Indiana 46923, or to such other location at the Lender may direct.

                                    SECTION 4
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         To induce the Lender to make the Loan, the Borrower represents and warrants to the Lender that:

         SECTION 4.1 ORGANIZATION. The Borrower is a trust established pursuant to the Plan.

         SECTION 4.2 AUTHORIZATION; NO CONFLICT. The borrowings hereunder, the execution and delivery of the Note and the performance by the Borrower of its obligation under this Agreement and the Note are within the Borrower's authority, purpose and powers, and have been authorized by all necessary action, and do not and will not contravene or conflict with any provision of law or of the trust agreement under the Plan, the Plan, or of any agreement binding upon the Borrower.

         SECTION 4.3 TAX STATUS AND EXEMPTION. The Borrower is a trust established under the Plan and is designed to be exempt from taxation under
Section 501(a) of the Code. The Plan is designed to be a qualified stock bonus plan under Section 401(a) of the Code and an employee stock ownership plan under
Section 4975(e)(7) of the Code and to engage in leveraged employee stock ownership plan transactions. The Borrower shall cooperate with the Lender to take appropriate action to amend or revise the trust, if necessary, in order to assure its exemption from tax, as well as the maintenance and continuation of such tax exempt status.







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

                                    SECTION 5
                     REPRESENTATION AND WARRANTIES OF LENDER

         The Lender represents and warrants to the Borrower that:

         SECTION 5.1  ORGANIZATION; QUALIFICATION TO DO BUSINESS.

         (a) Organization. The Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Lender has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. All shares of capital stock of the Lender that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable.

         (b) Qualification. The Lender and its subsidiaries are qualified to do business or own property in all jurisdictions in which it or they operate or own property, other then where the failure to be so qualified does not or could not have a material adverse effect on the business, property, prospects, assets, liabilities, condition (financial or otherwise), or results of operation, of the Lender and its subsidiaries taken as a whole.

         SECTION 5.2  POWER; AUTHORITY; CONSENTS.

         (a) Power. The Lender has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement and its execution and delivery by the Lender have been duly authorized by the Board of Directors of the Lender and constitutes a valid and binding obligation of the Lender, enforceable in accordance with its terms, except to the extent limited by general principles of equity, by public policy and by bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other laws of general application relating to or affecting the enforcement of creditors' rights.

         (b) Authority. The Lender also has the requisite corporate power and authority to enter into each of the documents and instruments related to the Plan (such documents and instruments, including this Term Loan and Security Agreement, the Plan and the Trust under the Plan, together being the "ESOP Documents") and to carry out its obligations thereunder. Each of the ESOP Documents and their respective execution and delivery by the Lender have been duly authorized by the Board of Directors of the Lender and constitute a valid and binding obligation of the Lender, enforceable in accordance with their respective terms, except to the extent limited by general principles of equity, by public policy and by bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other laws of general application relating to or affecting the enforcement of creditors' rights.

         SECTION 5.3 NO THIRD PARTY CONSENTS. No consent, approval, authorization, clearance or waiver of or any filing with or notice to any third party or any government agency or authority is required for the execution, delivery and performance of this Agreement, or any action taken by the Lender in connection with this Agreement. No approval of this Agreement or the agreement under which the Trustee purchases the shares or the Lender's agreement to repurchase its outstanding stock from Court Square Capital Limited or any of the transactions contemplated hereby or thereby is required to be obtained from the stockholders of the Lender.

         SECTION 5.4 NO VIOLATION OF LAW OR AGREEMENTS. Neither the execution of this Agreement nor the execution of any ESOP Documents (with or without notice or lapse of time) or any action taken by the Lender hereunder or thereunder (i) conflicts with or violates any provision of the Lender's certificate of incorporation, by- laws or other corporate governance document; (ii) conflicts with or violates any law, statute, rule, regulation or governmental requirement or any court or administrative judgment, order, injunction, writ, directive or decree; or (iii) conflicts with, results in a breach of or constitutes a default under any note, bond, indenture, mortgage, deed of trust, license, lease, contract, agreement, understanding, arrangement, commitment, instrument or other writing to which the Lender is a party or by which the Lender is subject or bound.

         SECTION 5.5 PLAN ORGANIZATION. The Plan has been duly adopted by the Lender and is in full force and effect in accordance with its terms.

                                    SECTION 6
                              COVENANTS OF BORROWER

         Until all obligations of the Borrower hereunder and under the Note are paid and fulfilled in full, the Borrower agrees that it shall comply with the following covenants, unless the Lender consents otherwise, which consent shall not be unreasonably withheld:

         SECTION 6.1 EXISTENCE, ETC. The Borrower shall not terminate, liquidate or dissolve, and shall not sell, lease, transfer or otherwise dispose of any material portion of its assets, except to the extent (i) required or permitted by the terms of the Plan, or (ii) to repay the Loan or otherwise perform the obligations under this Agreement.

        SECTION 6.2 REPORTS, CERTIFICATES AND OTHER INFORMATION. The Borrower shall furnish the following to the Lender promptly on its request:



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

         (a) Certificates. A certificate signed by a duly authorized Trust Officer of the Trustee, to the effect that no Event of Default, as defined in
Section 10.1, or Unmatured Event of Default, as defined in Section 11.1, has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it.

         (b) Other Information. From time to time such other information, financial or otherwise, concerning the Borrower as the Lender may reasonably request.

         SECTION 6.3 INDEBTEDNESS, LIENS AND TAXES. Without the prior written consent of the Lender, the Borrower shall:

        (a) Indebtedness. Not incur, permit to remain outstanding, assume or in any way become committed for indebtedness in respect of borrowed money, except for: (i) indebtedness incurred hereunder; and (ii) other indebtedness to the Lender.

         (b) Liens. Not create or permit to exist any mortgage, pledge, title retention lien or other lien, encumbrance or security interest ("lien") with respect to any property or assets, now owned or hereafter acquired, except the security interest created by this Agreement and any other lien or security interest created by this Agreement and any other lien or security interest in favor of the Lender.

         (c) Taxes. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, except that no such tax, assessment, charge, levy or claim need to be paid which is being contested in good faith by appropriate proceedings and as to which adequate reserves shall have been established.

         SECTION 6.4 USE OF PROCEEDS. As soon as practicable after the disbursement of the proceeds of the Loan, the Borrower shall utilize one hundred percent (100%) of the funds disbursed to acquire the Shares. Except as provided in the Plan, or as otherwise required by applicable law, none of the Shares acquired by Borrower with the proceeds of the Loan shall be subject to a put, call, or other option, buy-sell or similar arrangement while held by Borrower and the Plan, whether or not the Plan then constitutes an employee stock ownership plan.





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

                                    SECTION 7
                             COVENANTS OF THE LENDER

         The Lender makes the following covenants to the Borrower:

         SECTION 7.1 DETERMINATION LETTER. The Lender covenants and agrees that it will apply to the Internal Revenue Service as soon as practicable and in any event within the remedial amendment period prescribed by Section 401(b) of the Code and the regulations thereunder for a determination letter to the effect that the Plan constitutes an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code and is qualified under Section 401(a) of the Code, and that the Trust is exempt from taxation under Section 501(a) of the Code. The Lender further covenants and agrees that it will timely adopt any amendment requested by the Internal Revenue Service as a condition for such determination letter.

         SECTION 7.2 PLAN OPERATION. The Lender will operate and administer the Plan as a qualified plan under Section 401(a) and 4975(e)(7) of the Code. The Lender will operate and administer the Plan in material compliance with all applicable ERISA requirements and regulation that are in effect and applicable to the Plan from time to time.

         SECTION 7.3 CASH CONTRIBUTIONS. The Lender will make cash contributions and/or pay cash dividends to the Borrower in the amounts and at the times which will enable the Borrower to make timely payments under this Agreement. The Lender's cash contributions made and cash dividends paid to Borrower for this purpose are controlled by appliable limitations in Section 404 and 415 of the Code.

                                    SECTION 8
                              CONDITIONS OF LENDING

         The obligation of the Lender to make the Loan is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date of the Loan, in form and substance satisfactory to the Lender and its counsel, and in such number of signed counterparts as the Lender may request (except for the Note, of which only the original shall be signed):

        (a) Front-end Loan. Executed copies of a loan agreement between the Lender and an independent third-party providing for the Front-end Loan, the proceeds of which will be used in part to fund the Loan;

        (b) Note. The Note in the form of Exhibit A, with appropriate insertions;




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

        (c) Miscellaneous. Such other documents and certificates as the Lender may reasonably request.

                                    SECTION 9
                              SECURITY FOR THE LOAN

         SECTION 9.1 GRANT OF A SECURITY INTEREST BY THE BORROWER. As security for the payment of all obligations of the Borrower under the Note and under this Agreement, the Borrower hereby assigns to the Lender and grants to the Lender a continuing security interest in all of the Borrower's right, title and interest in and to the following, whether now or hereafter existing or acquired, wherever located: (a) the Shares; and (b) all securities hereafter issued in substitution for the foregoing, all certificates and instruments representing or evidencing such substituted securities, together with the interest coupons (if any) attached thereto, which shall constitute the "Collateral."

         SECTION 9.2 LIMITED RECOURSE TO THE BORROWER. By accepting this Agreement and the Note, the Lender agrees that except as hereinafter provided, neither the Lender, its successors or assigns nor any other person shall have any right to the assets of the Borrower other than: (a) the Collateral (as specified in Section 10 regarding default); (b) contributions (other than contributions of the Lender's stock) that are made to the Borrower to meet its obligations hereunder; and (c) earnings attributable to the Collateral and the investment of such contributions.

         SECTION 9.3 RELEASE OF COLLATERAL. Immediately upon acquiring the Shares, which also constitute the Collateral, the Borrower shall place the Collateral in a suspense account under the Plan and, subject to the provisions for the release of Collateral provided herein, the Borrower shall hold such Collateral therein as agent for and for the benefit of the Lender and shall release the Collateral from such suspense account and reallocate the Collateral to the appropriate participant accounts under the Plan, as provided therein, as follows: for each Plan Year (as defined in the Plan) during the duration of the Loan, the number of Shares released from the security interest granted to the Lender and from the suspense account shall equal the number of encumbered Shares held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the total principal and interest paid on the Loan in such Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid under the Loan for all future years. Such years will be determined without taking into account any possible extension or renewal periods. Upon the release of any Shares, as provided herein, such Shares shall no longer constitute Collateral within the meaning of this Agreement and neither the Lender, its successors or assigns nor any other person entitled to payment under the Loan shall have any claim, right, title or interest in or to such released Shares.

        SECTION 9.4 COVENANTS CONCERNING THE COLLATERAL. The Borrower agrees that until payment in full of all liabilities and obligations hereunder it will:

         (a) Other Claims. Promptly pay all taxes, assessments and charges upon the Collateral, and defend the Collateral against the claims and demands of all persons other than the Lender and other than those proper claims and demands of the participants and their beneficiaries under the Plan.

         (b) Other Assurances. Execute such financing statements and other or additional conveyances, assignments, agreements and instruments (and pay the cost of filing and recording the same in all public offices deemed necessary by the Lender) and do such other acts as the Lender may request to establish and maintain a valid security interest in the Collateral, and, to the extent not inconsistent with rights of participants in the Plan and their beneficiaries, to keep the Collateral, free and clear of all other liens and claims.

                                   SECTION 10
                                     DEFAULT

        SECTION 10.1 EVENTS OF DEFAULT. Each of the following occurrences is hereby defined as an "Event of Default":

         (a) Nonpayment. The Borrower shall fail to make any payment of principal, interest or other amounts payable hereunder when and as due if such failure shall continue for fifteen (15) days after such due date; provided, however, it shall not be an Event of Default if the Lender fails to make contributions to the Plan sufficient to enable the Borrower to make payment hereunder; or

         (b) Noncompliance with this Agreement. The Borrower shall fail to comply with any provision hereof, which failure does not otherwise constitute an Event of Default, and such failure shall continue for thirty (30) days after written notice thereof to the Borrower by the Lender or any other holder of the Note.

         SECTION 10.2 REMEDIES. Upon the occurrence of any such Event of Default and during the continuance thereof, the Lender or any other holder of the Note may declare the Note and any other amounts owed to the Lender to be immediately due and payable, whereupon the Note and any other amounts payable hereunder, shall forthwith become due and payable.

         SECTION 10.3 REMEDIES AGAINST COLLATERAL. If an Event of Default shall have occurred and be continuing, the Lender shall have the following rights with respect to the Collateral:

         (a) Sale of Collateral. Upon at least thirty (30) days' prior written notice to the Borrower, the Lender may sell, assign, transfer and deliver the whole or, from time to time, any part of the Collateral at public or private sale for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as are commercially reasonable. The Lender shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment purposes and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The notice given pursuant to this section, in case of public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and shall state in the notice or publication (if any) of such sale. The Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof. In case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold, such Collateral may be sold again upon like notice. At any sale made pursuant to this Agreement, the Lender may bid for or purchase any part or all of the Collateral offered for sale and may make payment on account thereof by using any claim then due and arising hereunder and payable to the Lender from the Borrower as a credit against the purchase price. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by suit or suits at law or in equity to foreclose its security interest in the Collateral and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         (b) Transfer of Collateral. To enable the Lender to make the foregoing sale of Collateral, upon the occurrence of an Event of Default hereunder, the Borrower shall transfer to the Lender, from the suspense account established pursuant to the Plan, Shares of a value (determined in accordance with the principles of Section 3(18) of ERISA), sufficient to satisfy the amount of the Default, subject to the limitations provided in Section 10.4 hereof, and provided, that the Lender shall have no right to receive any of the Shares that exceed, in value, as determined under the principles of Section 3(18) of ERISA, the amount of the default. The proceeds of the sale of such Shares shall be applied solely to payment in full of the amount of the default.

         SECTION 10.4  LIMITATION OF RECOURSE TO THE SHARES.
Notwithstanding anything to the contrary in this Section 10, if, at the time of the Event of Default giving rise to the obligation of the Borrower to transfer the Collateral as provided in Section 10.3(b), the Lender or any holder of the Note constitutes a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Code, then the value of the Shares, as determined under the principles of
Section 3(18) of ERISA, to be transferred to the Lender by the Borrower shall not exceed that portion of the value of the Shares necessary to bring the Borrower current under the payment schedule contained in Section 1.

         SECTION 10.5 SECURITIES ACT, ETC. The Borrower understands that compliance with the Securities Act of 1933 may limit the course of conduct of the Lender if the Lender were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of same. Similarly, there may be other restrictions affecting the Lender in any attempt to dispose of all or any part of the Collateral under applicable state securities laws or similar laws analogous in purpose or effect.

                                   SECTION 11
                                   DEFINITIONS

         SECTION 11.1  GENERAL.  As used herein:

         (a) The term "subsidiary" means any corporation, partnership, joint venture, trust or other legal entity of which the Borrower or Lender owns directly or indirectly fifty percent (50%) or more of the outstanding voting stock, or of which the Borrower or Lender has effective control, by contract or otherwise.

         (b) The term "Unmatured Event of Default" means an event which, if not cured or waived, would become an Event of Default with notice or the passage of time, or both.

         SECTION 11.2 APPLICABILITY OF SUBSIDIARY REFERENCES. Terms hereof pertaining to any subsidiary shall apply only during such times as the Borrower and the Lender have any subsidiary.

                                   SECTION 12
                                  MISCELLANEOUS

         SECTION 12.1 WAIVER OF DEFAULT. The Lender may, by notice to the Borrower, at any time and from time to time, waive any default in the performance or observance of any condition, covenant or other term hereof, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Lender and the Borrower shall be restored to their former position and rights hereunder and under the Note, respectively, and any Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Event of Default.

         SECTION 12.2 NOTICES. All notices, requests, demands, instructions and other communications hereunder shall be in writing and shall be delivered personally, sent by registered or certified mail, postage prepaid, return receipt requested or other means of receipted delivery, or sent by telex, telecopier or other electronic facsimile transmission and shall be deemed to have been given or made when delivered or received, addressed as follows (or to such other address or addressee as the party to be notified shall have given notice as herein provided):

         (a)      If to the Lender:

                           Michael E. Thomas, President
                           Chromcraft Revington, Inc.
                           1100 North Washington Street
                           Delphi, Indiana  46923

         (b)      If the Borrower:

                           Marilyn H. Marchetti, Senior Vice President
                           GreatBanc Trust Company
                           1301 W. 22nd Street, Suite 702
                           Oak Brook, Illinois 60523


         SECTION 12.3 SURVIVAL OF AGREEMENTS. All agreements made herein shall survive the delivery of the Note and the making of loans hereunder.

         SECTION 12.4 SUCCESSORS. This Agreement shall, upon execution and delivery by the Borrower, and acceptance by the Lender in Indianapolis, Indiana, become effective and shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

         SECTION 12.5 CAPTIONS. Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.




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

         SECTION 12.6 SINGULAR AND PLURAL. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others where appropriate.

         SECTION 12.7 COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 12.8 CONSTRUCTION. Subject to the provisions of Section 12.9 of this Agreement and except to the extent preempted by the laws of the United States of America, the Note and any document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Indiana without reference to the conflicts of laws principles thereof, and shall be deemed to have been executed in the State of Delaware.

         SECTION 12.9  SEVERABILITY; ERISA AND CODE CONTROL.
Notwithstanding any provision of this Agreement or the Note or any other document executed in connection herewith, the terms and conditions of such documents shall be interpreted and construed in a manner which is consistent and complies with all of the provisions of ERISA, the Code and the regulations promulgated thereunder concerning exempt loans to employee stock ownership plans (the "Authorities"). To the extent any of the terms and conditions of either this Agreement, the Note or any other document or instrument executed in connection herewith shall, for any reason, be held to conflict with any provision of the Authorities, such conflicting provision(s) shall be construed in a manner which is consistent with the Authorities and the parties agree to make any amendments to this Agreement, the Note and any document executed in connection herewith, to effectuate such consistency.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             GREATBANC TRUST COMPANY, not in its
                             individual or corporate capacity, but solely as trustee of the Chromcraft Revington, Inc. Employee Stock Ownership Trust


                             By:
                                -------------------------------
                                  Michael Welgat, President


                             CHROMCRAFT REVINGTON, INC.


                             By:
                                -------------------------------
                                  Michael E. Thomas, President







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